GEMINI II

Annual Report
December 31, 1996

[PHOTO]

THE VANGUARD GROUP: LINKING TRADITION AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future. The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson (who is also shown, accepting a surrender, in a detail from a nineteenth-century engraving); and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelsons warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.

VANGUARD HAS ALWAYS STRIVED TO BE THE STANDARD-BEARER for mutual fund disclosure, going well beyond the "letter of the law" in our shareholder communications. During the past year, we raised the standard once again by rewriting and reformatting our Fund prospectuses. They are designed to ensure that prospective investors fully understand, before they make an investment, each Fund's investment strategies, risks, and costs. In that spirit, we have redesigned our Annual Reports to shareholders, which provide a comprehensive discussion and analysis of the year's results in the context of each Fund's investment objectives and policies. Since Vanguard has long been recognized for the quality and content of these Fund Reports, our overriding objective was to maintain the character of the previous Reports, while adding information to assist shareholders in understanding the investment characteristics of their Fund.

THE NEW FUND REPORTS INCLUDE A MESSAGE TO SHAREHOLDERS from Chairman John C. Bogle and President John J. Brennan. This Message continues to provide a candid assessment of the Fund's performance relative to an appropriate unmanaged market benchmark and a peer group of mutual funds with similar investment policies. It also reviews the principal factors contributing to--and detracting from--the returns earned by the Fund. To help you evaluate your Fund's current-year performance, the Message includes a discussion of the Fund's long-term investment results, as well as a look ahead to the prospects for the coming year. A recap of the financial markets, which had been included as part of the Chairman's letter, now appears in The Markets In Perspective. This overview covers the world's financial markets, putting the results of the Fund's strategy in a global perspective.

THE PORTFOLIO PROFILE REPRESENTS AN ADDITION TO OUR FUND REPORTS. In this day and age, many investors use detailed statistical information to evaluate their mutual fund holdings, and our new Portfolio Profile furnishes shareholders with comprehensive data on key characteristics--sector diversification, volatility, top-ten holdings, among others--that ultimately define how a Fund is likely to perform in various market environments. For this information to be used effectively, we include a brief description of the profiled characteristics. The Report From The Adviser (for our traditionally managed Funds) now covers specific topics that we have defined as being the important ones for the adviser to address--and we do our best to ensure that this Report is written in the same simple and candid manner that characterizes all Vanguard communications. Finally, each Adviser's Report will include an inset reminder of the adviser's basic investment philosophy.

WE TRUST THAT THIS REDESIGNED FUND REPORT will continue to meet your need for a fair, candid, and clear presentation of your Fund's investment results and a thorough portfolio review. We welcome any comments that you might have at any time regarding these Reports.


                                   CONTENTS



                                 A Message To
                               Our Shareholders
                                      1


                                 The Markets
                                In Perspective
                                      5


                                 Report From
                                 The Adviser
                                      7


                                  Portfolio
                                   Profile
                                      8


                                 Performance
                                   Summary
                                     10


                                  Financial
                                  Statements
                                     11


                                  Report Of
                                 Independent
                                 Accountants
                                     18


                                Directors And
                                   Officers


                              INSIDE BACK COVER

FELLOW SHAREHOLDER,


     Gemini II provided a total return of +16.2% in 1996, our final full year of operations. As planned at our inception in February 1985, Gemini II's existence as a dual-purpose, closed-end fund is drawing to a close, a process discussed in more detail later in this letter.

[PHOTO]
John C. Bogle

[PHOTO]
John J. Brennan

     Our total return (capital change plus reinvested dividends) of +16.2% in 1996, however respectable in absolute terms, fell short of competitive standards. We lagged by 6.8 percentage points the exceptionally strong +23.0% total return on the unmanaged Standard & Poor's 500 Composite Stock Price Index; we were 4.7 percentage points behind the +20.9% return on the average value (growth and income) mutual fund. The table at right presents the return of the Fund as a whole and the returns of our two comparative benchmarks.

---------------------------------------------
                              TOTAL RETURN
                               YEAR ENDED
                            DECEMBER 31, 1996
---------------------------------------------
Gemini II                        +16.2%
---------------------------------------------
Average Value Fund               +20.9%
---------------------------------------------
S&P 500 Index                    +23.0%
---------------------------------------------

     The Fund's total return takes into account the increase in our net asset value, distributions from net investment income and realized short-term capital gains, and federal taxes accrued on net long-term capital gains.

CAPITAL SHARE RESULTS

The return on our Capital Shares was +9.1% for the year, compared with a price return of +20.3% for the S&P 500 Index. This return was based on a change in net asset value from $26.35 on December 31, 1995, to $28.75 on December 31, 1996, net of our accrual of $1.06 per share for federal taxes on long-term capital gains realized during the year and a distribution of $0.24 from short-term gains. The dramatic shortfall in our return versus the S&P 500 Index was due to the fact that we held, on average, less than half the Fund's assets in common stocks during the year, a significant handicap in a sharply rising stock market. We also held a sizable position (34% of assets) in convertible securities, which were hurt by rising interest rates in 1996.

     This handicap was only partially offset by the Capital Shares' leverage of
1.3 times, which magnified by roughly 30% the increase in the net asset value of Gemini II's total portfolio. In our initial public offering of shares, on February 15, 1985, the leverage factor of the Capital Shares was 2.0, since the Capital Shares provided only 50% of the Fund's total initial assets but received 100% of any appreciation or depreciation. This leverage ratio has declined over time because of the substantial growth in the market value of our assets.

INCOME SHARE RESULTS

Gemini II's Income Shares earned dividends of $1.93 per share for 1996, compared with $1.80 per share in 1995. The 1996 income distributions consisted of regular quarterly dividends at the rate of $0.35 per share and an extra dividend of $0.53 per share declared in December. This year-end dividend was simply the amount by which our net investment income for the full year exceeded the quarterly dividend payments.

     The 7% increase in annual net investment income was achieved despite the "drag" of federal income taxes. As you know, each year these taxes are charged directly against the Fund's assets, giving the Income Shares a commensurately lower asset base on which to earn income. For 1996, our total portfolio provided an annual yield, net of operating expenses, of 5.1%, 21/2 times the year-end yield of 2.0% on the S&P 500 Index. Based on their year-end net asset value of $9.34, our Income Shares provided a yield of 20.7%.

1996 OVERVIEW

In a nearly ideal environment of moderate economic growth, rising corporate profits, and continued low inflation, the U.S. stock market flourished in 1996. Interest rates fluctuated substantially, rising early in the year along with estimates of the economy's strength, then declining in the autumn as estimates of economic growth abated--and with them, inflation anxieties. However, interest rates closed the year with a sharp upward spike in December. The yield on the benchmark 30-year U.S. Treasury bond finished 1996 at 6.6%, up about six-tenths of a percentage point from 6.0% at the end of 1995, driving the price of the long bond down by nearly -8%.

     In contrast, the price trend for common stocks was virtually one-way: up. The S&P 500 Index provided positive returns in all but two months (July and December), as both growth stocks and value stocks performed well. While returns on these two groups are quite similar over long periods, they often diverge over shorter periods. In 1996, the S&P/BARRA Growth Index earned a return of +24.0%, not far ahead of the +22.0% earned by the S&P/BARRA Value Index.

     As noted earlier, with such an ebullient stock market during 1996, we were distinctly disadvantaged relative to our performance benchmarks by holding less than half of our assets in common stocks. Our cash reserves were built up to 22% of assets at year-end 1996 (as the Fund prepared for redemption of the Income Shares in January 1997) and were a significant drag on our performance in such a strong year for equities. Most equity mutual funds carry much smaller cash reserve positions, and the S&P 500 Index, which exists only "on paper," is 100% invested in stocks.

     We also note that our 34% (average for the year) position in convertible securities, which gave us a better-than-stock-market return in 1995, did just the opposite in 1996. By way of comparison, the average growth and income fund holds less than 5% of its assets in these securities.

-------------------------------------------------------
                               PERCENTAGE OF NET ASSETS
                                     DECEMBER 31,
                              -------------------------
                                  1995          1996
-------------------------------------------------------
EQUITY EQUIVALENTS
    Common Stocks                  48%           43%
    Convertible Securities         36            33
    Lower-Grade Bonds               3             2
-------------------------------------------------------
SUBTOTAL EQUITY EQUIVALENTS        87%           78%
-------------------------------------------------------
TEMPORARY CASH INVESTMENTS         13%           22%
-------------------------------------------------------
TOTAL PORTFOLIO                   100%          100%
-------------------------------------------------------

     That said, our stocks performed well on balance during 1996, earning a return about one-half percentage point higher than the +23.0% return on the S&P 500 Index. This small edge was due in part to our concentration in financial-sector stocks (roughly half of our equities versus 14% for the Index), the second-best sector in 1996, and from a significant underweighting (roughly 2% versus 11% in the Index) in utilities, the worst-performing sector. Our charter, which requires that the equities we hold must pay dividends, rendered most technology stocks--the year's best performers--off limits to Gemini II.

     The table at the bottom of the previous page shows the composition of the Fund at year-end 1996, along with its makeup one year earlier.

OUR LIFETIME RECORD

With the redemption of its Income Shares on January 31, 1997, Gemini II will soon end its operations as a dual-purpose closed-end fund. In February, we hope to obtain shareholder approval to convert the remaining Capital Shares into an open-end fund. If shareholders approve the proposal, they will have the option of redeeming their shares at the prevailing net asset value or maintaining their investment in the restructured fund. Thereafter, the Board of Directors expects to seek a shareholder vote on merging the restructured fund into Vanguard/Windsor Fund, an open-end, growth and income fund advised by Wellington Management Company, LLP. Windsor's portfolio manager is Charles T. Freeman, who has been involved in managing the Fund for more than 25 years.

     The record established in the nearly twelve years since Gemini II's inception is a fine one. The adjacent table compares the cumulative and average annual returns of Gemini II with those of the S&P 500 Index and the average value mutual fund. As you can see, Gemini II's average annual return of +15.4% is a full 1.5 percentage points ahead of the average competing fund, amounting to a cumulative advantage of more than 75 percentage points (+445% versus +369%) over the full period.

-------------------------------------------------------------
                                        TOTAL RETURN
                              FEB. 15, 1985, TO DEC. 31, 1996
                             --------------------------------
                               CUMULATIVE      ANNUAL RATE
-------------------------------------------------------------
Gemini II                       +445.2%          +15.4%
-------------------------------------------------------------
Average Value Fund              +369.0%          +13.9%
-------------------------------------------------------------
S&P 500 Index                   +494.1%          +16.2%
-------------------------------------------------------------

     Our shortfall of -0.8% annually versus the Index is due largely to the fact that Gemini II, as an actual operating portfolio, incurs advisory fees, operating expenses, and transaction costs, burdens that are not borne by the Index, a theoretical construct. Also, during the bull market prevailing since the Fund's inception, our portfolio has been more conservatively positioned (holding sizable portions of its assets in bonds and cash) than the Index, which is always fully invested in stocks.

     When Gemini II matures on January 31, its Income Shares will be redeemed at their net asset value on that date, at each shareholder's election either in cash or in the form of shares in the Prime Portfolio of Vanguard Money Market Reserves or Vanguard/Windsor Fund. The Capital Shares will continue to trade on the New York Stock Exchange until shareholders approve conversion to an open-end mutual fund. Shareholders are scheduled to vote on February 19. For the record, we present above the net asset value of each share class, its market price based on trading on the New York Stock Exchange, and the premium the market price represented over net asset value at year-end 1996. You will note that now that the redemption date and open-ending date are near, the large discount on the Capital Shares and large premium on the Income Shares that have prevailed over the years have been replaced by nominal premiums.


--------------------------------------------------------
                                  DECEMBER 31, 1996
                           -----------------------------
                            NET ASSET  MARKET
                              VALUE     PRICE   PREMIUM
--------------------------------------------------------
Capital Shares               $28.75    $29.00    +0.9%
Income Shares                  9.34      9.50    +1.7
--------------------------------------------------------
TOTAL                        $38.09    $38.50    +1.1%
--------------------------------------------------------

IN SUMMARY

Gemini II has had the good fortune to exist during one of the most remarkable periods in history for the U.S. stock market. Stock prices have been rising--with only a few brief setbacks--for our near-twelve-year history. This means that many equity fund investors today have experienced only "upside volatility," and not the "downside volatility" that is also part and parcel of investing in common stocks.

     Now, as Gemini II shareholders decide how to redeploy the assets they have invested in the Fund, it is appropriate to step back and assess the outlook for the financial markets. While no one can accurately predict what will happen over the next decade--or even the next year--it seems unlikely that stocks will enjoy a repeat of the exceptional returns of this remarkable era. Indeed, there are sure to be some rough seas ahead. Nonetheless, we believe that investors who maintain a balanced portfolio of stock funds, bond funds, and money market funds will overcome the volatility of the financial markets and be rewarded. This has been our consistent message: "Stay the course." It has proved wise counsel in the past, and we see no reason why it should not continue to be in the future.



/s/ JOHN C. BOGLE                                      /s/ JOHN J. BRENAN
Chairman of the Board                                  President

January 24, 1997

THE MARKETS IN PERSPECTIVE: YEAR ENDED DECEMBER 31, 1996


U.S. EQUITY MARKETS

The stock market in 1996 could not match its astonishing 37.6% return of the previous year--but it made a good run, with the Standard & Poor's 500 Composite Stock Price Index up by 23.0%. When the two years are considered cumulatively, the S&P 500 Index has risen 69.2%. Not surprisingly, many of the factors that drove the market higher in 1995 were still at work: Once again, steady economic growth, low inflation, and solid earnings growth were powerful motivators.

     The market's gains, however, were far from evenly distributed. Investors strongly favored larger companies, such as those that dominate the S&P 500 Index. In fact, even within the Index, it was the largest companies that prevailed: The 50 biggest (which account for roughly half the Index's market value) gained 26.7% in 1996, compared with an increase of 23.0% for the entire Index. Looking at the S&P 500 Index's performance by sector, technology stocks were strongest, closing the year with a 42.5% gain. Financial stocks were a close second, gaining 35.5%. Utilities, plagued early in the year by higher interest rates and a rapidly changing competitive landscape, eked out a meager 1.8% return, the lowest within the Index.

     With the largest companies performing so well, most smaller issues could not keep pace. This was evidenced in the considerable difference between the 23.0% return of the S&P 500 Index and the 16.5% return of the Russell 2000 Index of small stocks. Even for the smaller companies, there was a significant range of performance among sectors. Energy stocks led the Russell 2000 Index with a 62.0% gain for the year. Here, rising prices, limited exposure to the cyclical refining business, and a reduced number of competitors created a favorable environment for the stocks. At the other end of the spectrum were health-care stocks, which showed a loss of -3.3%.

-------------------------------------------------------------------------
                                            AVERAGE ANNUALIZED RETURNS
                                         PERIODS ENDED DECEMBER 31, 1996
                                      -----------------------------------
                                        1 YEAR      3 YEARS       5 YEARS
-------------------------------------------------------------------------
Equity
   S&P 500 Index                         23.0%         19.7%        15.2%
   Russell 2000 Index                    16.5          13.7         15.6
   MSCI-EAFE Index                        6.4           8.6          8.5
-------------------------------------------------------------------------
Fixed-Income
   Lehman Aggregate Bond Index            3.6%          6.0%         7.0%
   Lehman 10-Year Municipal
     Bond Index                           4.5           5.3          7.5
   Salomon 90-Day U.S. Treasury Bills     5.3           5.1          4.4
-------------------------------------------------------------------------
Other
   Consumer Price Index                   3.3%          2.8%         2.8%
-------------------------------------------------------------------------

U.S. FIXED-INCOME MARKETS

At year-end, the yield on the 30-year U.S. Treasury bond was 6.64%, noticeably higher than its 5.95% level on December 31, 1995. The change in rates during 1996 reflects increased concern about the prospects for rising inflation, due to indications of greater than expected strength in the economy.

     When the year began, the general expectation was that modest economic growth and benign inflation would continue, giving the Federal Reserve no reason to boost inter-est rates. That complacency was shattered by an exceptionally strong February jobs report, the first of what turned out to be a succession of signs that in fact the economy was growing at a much faster--and potentially inflation-inducing--pace. The bond market reacted swiftly to meet the perceived risk: The 30-year Treasury bond's yield jumped from just below 6.0% at the end of 1995 to 6.7% in late March. The next several months saw a consistent pattern in which bond yields rose on the Friday of the jobs-report release only to fall back by the middle of the month. Hindsight shows that most of the worry was wasted: Inflation, as measured by the Consumer Price Index, remained near an annualized rate of 3.3%. But increasing signs of growth in late November and December reignited inflation concerns and caused bonds to finish the year on a sour note.

     Despite the numerous setbacks suffered by the bond market in 1996, indexes were able to finish the year with positive total returns. Although the specter of the Federal Reserve Board loomed large during the year, in fact the Board acted only once, lowering the federal funds rate by a total of 0.25% in January.

     Corporate bonds, mortgage-backed issues, and municipals were three relatively bright spots in 1996. The strength in earnings that benefited stock prices extended to the corporate bond sector as well. These bonds, especially those of lower credit quality, performed well relative to Treasuries, supported by general confidence in companies' ability to meet payments. The stable-to-rising interest-rate environment throughout most of the year benefited another large segment of the bond market--mortgage-backed securities--as the threat of refinancings receded. Finally, municipal bonds outpaced their U.S. Treasury counterparts. The sector was shielded to a certain extent from the inflation wars of the Treasury market, as demand outstripped supply for much of the year.

INTERNATIONAL EQUITY MARKETS

Investors who assess international markets by the often-cited EAFE benchmark--the Morgan Stanley Capital International-Europe, Australasia, Far East Index, with its 1996 return of 6.4%--could have overlooked a striking regional disparity between the European and Pacific markets. Europe's markets gained 21.4% during the year, while their Pacific counterparts posted a decline of -8.2%. Clearly, the outlook and environments that characterized the European and Far East markets were quite different.

     The poor returns in the Pacific region largely reflected ongoing concern about the health of the Japanese economy. Growth in Japan has remained modest at best for several years despite government efforts to stimulate the economy through public works programs and tax incentives. In Europe, the picture was dramatically different, with the region benefiting from a variety of factors. Among the most important were (1) ongoing efforts to lower government deficits consistent with the Maastricht Treaty guidelines, (2) improving economic growth, and (3) a greater commitment by corporate executives to increasing "shareholder value."

REPORT FROM THE ADVISER

[PHOTO]

     Gemini II's total return in 1996 was 16.2%, well behind the 23.0% return on the unmanaged Standard & Poor's 500 Composite Stock Price Index.

     Our financial-sector holdings--banks, insurance companies, savings and loans, and real estate investment trusts, about 29% of the Fund going into 1996--were outstanding performers, but this was not enough to carry the day. Our other very large concentration, basic materials--aluminum, steel, chemicals, and paper, more than 34% of the Fund going in--generally performed poorly and in some cases actually had negative returns. Our 11% position in automotive stocks was a mild negative. Finally, our cash position, which ranged from about 15% to 22% during the year, turned out to be a significant drag given the market's heady advance.

     We were mild net sellers of stocks during the year. The sales were largely a trimming of our financial and energy holdings as their prices reached our target zones. An additional motive for the energy sales was our belief that the current $25-per-barrel price of crude oil is unsustainably high, given an underlying excess of supply over demand.

     Our purchases were a mixed bag--building and construction companies, airlines, and a couple of Bermuda-based reinsurers with good dividend yields. Gemini II shareholders who also hold shares of Vanguard/Windsor Fund are aware that Windsor's technology position was greatly increased, and successfully, in 1996. We did not have the opportunity to duplicate this in Gemini II because the technology stocks Windsor bought are largely non-dividend-payers, which are a no-no in Gemini II by charter, and there were no companion convertibles that we could use in place of common stock. The exception was Quantum Corporation, which does have a convertible that we built into a 2.2% position before selling it at a profit of nearly 60%.

     The largest concentrations in the portfolio at the end of 1996 were basic materials, constituting a little under 29% of Gemini II's assets; financials, 21%; and autos, 11%. While our basic-materials holdings were disappointing performers in 1996, we continue to feel that these holdings are well-placed. We believe that, with inflation low and interest rates easing around the world, 1997 should be a year of synchronous economic growth, with global industrial production rising on the order of 4.5%. This will chew up a lot of aluminum, paper, chemicals, and steel, in quantities outstripping the underlying increases in capacity, and thus we should enjoy a sustained rise in the commodity prices and, concomitantly, in the share prices of these stocks.

     In last year's Annual Report, we said we would strive in 1996 to garner an increase in per-share income at least as great as the 4% increase in 1995. We are pleased that the income growth turned out to be 7%.


Charles T. Freeman, Portfolio Manager
Wellington Management Company, LLP

January 14, 1997

PORTFOLIO PROFILE: GEMINI II
DECEMBER 31, 1996

This Profile provides a snapshot of the Fund's characteristics, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.


PORTFOLIO CHARACTERISTICS
--------------------------------------------
                        GEMINI II   S&P 500
--------------------------------------------
Number of Stocks               34       500
Median Market Cap           $5.6B    $24.5B
Price/Earnings Ratio        12.5x     19.6x
Price/Book Ratio             1.7x      3.4x
Yield                        5.1%      2.0%
Return on Equity            10.5%     19.6%
Earnings Growth Rate         7.2%     13.5%
Foreign Holdings             4.9%      3.7%
Turnover Rate                 20%        --
Expense Ratio               0.45%        --
Cash Reserves               21.7%        --


INVESTMENT FOCUS
--------------------------------------------

[CHART]



VOLATILITY MEASURES
--------------------------------------------
                        GEMINI II   S&P 500
--------------------------------------------
R-Squared                    0.66      1.00
Beta                         0.85      1.00



TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------
Chrysler Corp.                         6.6%
Atlantic Richfield Co.                 5.0
AK Steel Holding                       4.8
Reynolds Metals Co.                    4.5
Continental Airlines, Inc.             4.4
Ford Motor Co.                         4.0
Bowater, Inc.                          3.9
Great Western Financial Corp.          3.4
First Union Corp.                      3.0
Owens Corning Capital                  2.7
--------------------------------------------
Top Ten                               42.3%


SECTOR DIVERSIFICATION (% OF STOCK)
---------------------------------------------------------------------------------------------
                                             DECEMBER 31, 1995         DECEMBER 31, 1996
                                            -------------------------------------------------
                                                 GEMINI II          GEMINI II        S&P 500
                                            -------------------------------------------------
Basic Materials ............................        38.0%             36.6%            6.2%
Capital Goods & Construction ...............         0.0               7.2             8.4
Consumer Cyclical  .........................        13.3              14.5            12.1
Consumer Staples ...........................         0.0               0.0            12.4
Energy .....................................         7.3               4.0             9.7
Financial ..................................        35.5              28.7            15.0
Health Care ................................         0.0               0.0            10.4
Technology .................................         0.3               0.0            12.1
Transport & Services .......................         2.4               8.2             1.5
Utilities ..................................         1.4               0.8             9.9
Miscellaneous ..............................         1.8               0.0             2.3
---------------------------------------------------------------------------------------------

[PHOTO]

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the fluctuations in the overall market (or appropriate market index). The market, or index, has a beta of 1.00, so a portfolio with a beta of
1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

EARNINGS GROWTH RATE. The annual average rate of growth in earnings over the past five years for the stocks now in a portfolio.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors. The average expense ratio for a stock mutual fund was 1.34% in 1995.

FOREIGN HOLDINGS. The percentage of a portfolio's investments represented by stocks or American Depository Receipts of companies based outside of the United States.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. The midpoint of market capitalization (market price x shares outstanding) of the stocks in a portfolio. Half the stocks in the portfolio have higher market capitalizations and half lower.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies represented in the portfolio.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

SECTOR DIVERSIFICATION. The percentage of a portfolio's stocks invested in each of the major industry classifications that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of a portfolio's total net assets in its ten largest investments (the average for stock mutual funds is about 25%). As this percentage rises, a portfolio's returns are likely to be more volatile since they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to realize and distribute capital gains (which are taxable to investors). The average turnover rate for stock mutual funds is about 80%.

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of Gemini II's total net asset value, is based on income earned over the past 12 months.

PERFORMANCE SUMMARY: GEMINI II



INCOME SHARES: 2/15/85-12/31/96
--------------------------------------------------------------------------------
1985    $1.13
1986    $1.23
1987    $1.38
1988    $1.41
1989    $1.58
1990    $1.63
1991    $1.65
1992    $1.66
1993    $1.66
1994    $1.73
1995    $1.80
1996     1.99

NET INCOME EARNED         $1.13*   $1.23   $1.38    $1.41    $1.58    $1.63    $1.65    $1.66   $1.66    $1.74    $1.79    $1.94

YEAR-END NET
ASSET VALUE                9.83     9.73    9.39     9.38     9.37     9.34     9.34     9.33    9.33     9.34     9.33     9.34

YEAR-END MARKET PRICE     11 5/8   13 5/8  11 7/8   12 1/2      13    11 1/4   13 3/8      12   11 3/4   10 1/2   10 1/8    9 1/2

PREMIUM                   18.3%    40.0%   26.5%    33.3%    38.7%    20.4%    43.2%    28.6%   25.9%    12.4%     8.5%     1.7%


*Represents net investment income earned from February 15, 1985.



CAPITAL SHARES: 2/15/85-12/31/96
--------------------------------------------------------------------------------
2/85        10.00
1985        11.47
1986        13.87
1987        12.98
1988        16.56
1989        17.44
1990        11.51
1991        16.28
1992        18.71
1993        22.10
1994        19.03
1995        26.35
1996        28.75



ADJUSTED
NET ASSET
VALUE*            $10.00   $11.53   $14.67   $14.89   $18.98   $20.38   $14.65   $20.17  $23.05   $27.38  $24.92   $33.72   $37.42

ACTUAL NET
ASSET VALUE        10.00    11.47    13.87    12.98    16.56    17.44    11.51    16.28   18.71    22.10   19.03    26.35    28.75

YEAR-END
MARKET PRICE          --       11   12 1/8   10 5/8   12 7/8   15 5/8    9 1/2   13 1/4  14 7/8   19 7/8  17 5/8   25 3/4       29

PREMIUM/
DISCOUNT              --    -4.1%   -12.6%   -18.1%   -22.3%   -10.4%   -17.5%   -18.6%  -20.5%   -10.1%   -7.4%    -2.3%     0.9%

COMBINED
PREMIUM/
DISCOUNT              --     6.2%     9.1%     0.6%    -2.2%     6.8%    -0.5%     3.9%   -4.2%     0.6%   -0.9%     0.5%     1.1%

*Net asset value plus cumulative short-term capital gains and capital gains taxes paid by the Fund.

FINANCIAL STATEMENTS
DECEMBER 31, 1996

STATEMENT OF NET ASSETS
-----------------------------------------------------------------------

                                                                 MARKET
                                                                 VALUE*
GEMINI II                                        SHARES           (000)
-----------------------------------------------------------------------
COMMON STOCKS (42.8%)
-----------------------------------------------------------------------
BASIC MATERIALS (6.2%)
  British Steel PLC ADR                         265,700      $   7,307
  Reynolds Metals Co.                           329,148         18,556
                                                             ----------
                                                                25,863
                                                             ----------
CONSUMER CYCLICAL (10.6%)
  Chrysler Corp.                                830,622         27,410
  Ford Motor Co.                                522,653         16,660
                                                             ----------
                                                                44,070
                                                             ----------
ENERGY (2.7%)
  Atlantic Richfield Co.                         31,000          4,107
  USX-Marathon Group                            307,100          7,332
                                                             ----------
                                                                11,439
                                                             ----------
FINANCIAL (21.1%)
  BANKS (5.0%)
  Chase Manhattan Corp.                          26,600          2,374
  First Union Corp.                             166,300         12,306
  KeyCorp                                         6,089            307
  NationsBank Corp.                              59,700          5,836

  INSURANCE (4.9%)
  CIGNA Corp.                                    46,600          6,367
  GCR Holdings, Ltd.                            435,000          9,624
  IPC Holdings, Ltd.                            200,000          4,475

  REAL ESTATE INVESTMENT TRUSTS (6.0%)
  Camden Property Trust REIT                    125,000          3,578
  Colonial Properties Trust REIT                 74,600          2,266
  Equity Residential Properties
   Trust REIT                                   207,100          8,543
  Evans Withycombe Residential,
   Inc. REIT                                    195,000          4,095
  Oasis Residential, Inc. REIT                  180,000          4,095
  Urban Shopping Centers,
   Inc. REIT                                     82,800          2,401

  SAVINGS & LOAN (5.2%)
  H.F. Ahmanson & Co.                           229,000          7,443
  Great Western Financial Corp.                 481,040         13,950
                                                             ----------
                                                                87,660
                                                             ----------
UTILITIES (0.6%)
  Unicom Corp.                                   87,937          2,385
                                                             ----------

TRANSPORT & SERVICES (1.6%)
  Delta Air Lines, Inc.                          93,161          6,603
                                                             ----------
-----------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $130,375)                                              178,020
-----------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (30.5%)
-----------------------------------------------------------------------
BASIC MATERIALS (20.6%)
  CHEMICALS (4.1%)
  Atlantic Richfield Co. 9.00%
   (Convertible into Lyondell
   Petrochemical Co.)                           785,500         16,888

  METALS & MINING (2.6%)
  Kaiser Aluminum 8.255%                        979,400      $  11,018

  PAPER (6.7%)
  Boise Cascade Corp. $1.58                      35,800            931
  Bowater, Inc. 7.00%                           534,000         16,287
  International Paper Co. 2.625%                238,000         10,889

  STEEL (7.2%)
  AK Steel Holding 7.00%                        574,500         20,107
  Bethlehem Steel Corp. $3.50                   258,400          9,722
                                                             ----------
                                                                85,842
                                                             ----------
CAPITAL GOODS & CONSTRUCTION (5.3%)
  Beazer Homes 8.00%                            370,000         10,545
  Owens Corning Capital 6.50%                   200,000         11,400
                                                             ----------
                                                                21,945
                                                             ----------
ENERGY (0.2%)
  Valero Energy $3.125                           15,000            859
                                                             ----------

TRANSPORT & SERVICES (4.4%)
  Continental Airlines, Inc. 8.50%              275,000         18,288
                                                             ----------
-----------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (COST $124,988)                                              126,934
-----------------------------------------------------------------------
                                                  FACE
                                                AMOUNT
                                                 (000)
-----------------------------------------------------------------------
CONVERTIBLE BONDS (2.5%)
-----------------------------------------------------------------------
Quantum Corp.
  6.375%, 4/1/02                                $ 5,700          8,906
Toll Corp.
  4.75%, 1/15/04                                     58             59
U.S. Home
  4.875%, 11/1/05                                 1,750          1,593
-----------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
  (COST $7,094)                                                 10,558
-----------------------------------------------------------------------
BONDS (2.5%)
-----------------------------------------------------------------------
Geneva Steel
  11.125%, 3/15/01                                7,000          6,440
Ryland Group
  9.625%, 6/1/04                                  2,500          2,478
Weirton Steel Corp.
  10.875%, 10/15/99                               1,180          1,227
-----------------------------------------------------------------------
TOTAL BONDS
  (COST $10,653)                                                10,145
-----------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (25.9%)
-----------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS
Federal Farm Credit Bank
  5.547%, 1/15/97                                15,000         14,968
Federal Home Loan Mortgage Corp.
  5.354%, 1/14/97                                 7,000          6,987
  5.533%, 1/10/97                                15,000         14,980
  5.545%, 1/15/97                                15,000         14,968

                                                   FACE         MARKET
                                                 AMOUNT         VALUE*
GEMINI II                                         (000)          (000)
-----------------------------------------------------------------------
COMMERCIAL PAPER
A1 Credit Corp.
  5.404%, 1/24/97                               $ 5,000       $  4,980
Abbott Laboratories, Inc.
  5.642%, 1/9/97                                  5,000          4,994
Coca-Cola Co.
  5.397%, 2/4/97                                  5,000          4,971
E.I. du Pont de Nemours & Co.
  5.397%, 1/29/97                                 5,000          4,976
MetLife Funding, Inc.
  5.438%, 2/4/97                                  5,373          5,346
Private Exporting Funding
  5.403%, 2/10/97                                 5,000          4,967
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  6.39%, 1/2/97                                  25,577         25,577
-----------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $107,728)                                              107,714
-----------------------------------------------------------------------
TOTAL INVESTMENTS (104.2%)
  (COST $380,838)                                              433,371
-----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-4.2%)
-----------------------------------------------------------------------
Other Assets--Notes D and F                                     10,388
Federal Income Tax Payable                                     (11,622)
Distribution Payable                                            (8,409)
Other Liabilities--Note F                                       (7,791)
                                                             ----------
                                                               (17,434)
-----------------------------------------------------------------------
NET ASSETS (100%)                                             $415,937
-----------------------------------------------------------------------

*See Note A in Notes to Financial Statements.

STATEMENT OF OPERATIONS
---------------------------------------------------------------------------

                                                                 GEMINI II
                                              YEAR ENDED DECEMBER 31, 1996
                                                                     (000)
---------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends                                                       $17,196
   Interest                                                          5,814
                                                                -----------
      Total Income                                                  23,010
                                                                -----------
EXPENSES
   Investment Advisory Fee--Note C
      Basic Fee                                                      1,356
      Performance Adjustment                                          (185)
   The Vanguard Group--Note D                                          495
   Custodian Fees                                                       18
   Taxes (other than income taxes)                                      31
   Auditing Fees                                                         8
   Shareholders' Reports                                                46
   Annual Meeting and Proxy Costs                                       58
   Directors' Fees and Expenses                                          1
                                                                -----------
      Total Expenses                                                 1,828
---------------------------------------------------------------------------
NET INVESTMENT INCOME                                              $21,182
---------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Realized Net Gain on Investment Securities Sold                 $35,808
   Change in Unrealized Appreciation (Depreciation)                  4,679
---------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                    $40,487
===========================================================================

STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
--------------------------------------------------------------------------------

                                                                                   GEMINI II
                                                                            YEAR ENDED DECEMBER 31,
                                                                           -------------------------
                                                                                1996          1995
                                                                               (000)         (000)
----------------------------------------------------------------------------------------------------
INCOME AVAILABLE FOR DISTRIBUTION
   Balance, Beginning of Year                                                $    280      $    445
   Net Investment Income                                                       21,182        19,491
   Distributions to Income Shareholders
     ($1.93 and $1.80 per share, respectively)                                (21,077)      (19,656)
                                                                            ------------------------
      Balance, End of Year                                                   $    385      $    280
----------------------------------------------------------------------------------------------------
UNDISTRIBUTED CAPITAL GAINS
   Balance, Beginning of Year                                                $138,332      $110,693
   Realized Net Gain on Investment Securities Sold                             35,808        43,748
   Distributions to Capital Shareholders ($.24 and
     $.11 per share, respectively)                                             (2,621)       (1,201)
   Provision for Taxes on Capital Gains Retained                              (11,622)      (14,908)
                                                                            ------------------------
      Balance, End of Year                                                   $159,897      $138,332
----------------------------------------------------------------------------------------------------
UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES
   Beginning of Year                                                          $47,854       $(4,435)
   End of Year--Note F                                                         52,533        47,854
                                                                            ------------------------
      Change in Unrealized Appreciation (Depreciation)                        $ 4,679       $52,289
====================================================================================================

STATEMENT OF SHAREHOLDERS' EQUITY
----------------------------------------------------------------------------------------------------
                                                                                          GEMINI II
                                                                                  DECEMBER 31, 1996
----------------------------------------------------------------------------------------------------
Income Shares, $1.00 Par Value--Redeemable at $9.30 per Share on January 31, 1997:
   Authorized 15,000,000 Shares; Issued and Outstanding 10,920,550 Shares                  $ 10,920*
Capital Surplus                                                                              90,641*
Income Available for Distribution                                                               385
                                                                                         -----------
                                                                                            101,946
                                                                                         -----------
Capital Shares, $1.00 Par Value; Authorized 15,000,000 Shares;
   Issued and Outstanding 10,920,550 Shares                                                  10,920*
Capital Surplus                                                                              90,641*
Undistributed Capital Gains                                                                 159,897
Unrealized Appreciation of Investment Securities                                             52,533
                                                                                         -----------
                                                                                            313,991
----------------------------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                                                                 $415,937
====================================================================================================

*No change during period.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                         GEMINI II
                                                                  YEAR ENDED DECEMBER 31,
                                                  ---------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR          1996      1995       1994      1993      1992
-----------------------------------------------------------------------------------------------------
INCOME SHARES
NET ASSET VALUE, BEGINNING OF YEAR                   $9.33      $9.34      $9.33     $9.33     $9.34
-----------------------------------------------------------------------------------------------------
  Net Investment Income                               1.94       1.79       1.74      1.66      1.66
  Distributions from Net Investment Income           (1.93)     (1.80)     (1.73)    (1.66)    (1.67)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $9.34      $9.33      $9.34     $9.33     $9.33
=====================================================================================================

CAPITAL SHARES
NET ASSET VALUE, BEGINNING OF YEAR                  $26.35     $19.03     $22.10    $18.71    $16.28
-----------------------------------------------------------------------------------------------------
  Realized Net Gain on Investments                    3.27       4.01       1.73      2.69      1.17
  Distributions from Realized Capital Gains           (.24)      (.11)        --        --      (.08)
  Provision for Taxes on Capital Gains Retained      (1.06)     (1.37)      (.61)     (.94)     (.37)
  Unrealized Appreciation (Depreciation)               .43       4.79      (4.19)     1.64      1.71
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                        $28.75     $26.35     $19.03    $22.10    $18.71
=====================================================================================================



SUMMARY OF QUARTERLY RESULTS OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------

                                                                             GEMINI II
                                                               AMOUNTS IN THOUSANDS AND PER SHARE
                                                                      THREE MONTHS ENDED
-------------------------------------------------------------------------------------------------------------------------
                                               MARCH 31, 1996     JUNE 30, 1996     SEPTEMBER 30, 1996  DECEMBER 31, 1996
                                             -----------------  -----------------   ------------------  -----------------
Net Investment Income                        $  5,098    $ .46  $  5,451   $  .50    $5,352      $.49    $ 5,281  $  .49
Net Realized Gain (Loss) and Change in
   Unrealized Appreciation (Depreciation)      23,364     2.14    (8,489)    (.78)    5,130       .47     20,482    1.87

                                               MARCH 31, 1995     JUNE 30, 1995     SEPTEMBER 30, 1995  DECEMBER 31, 1995
                                             -----------------  -----------------   ------------------  -----------------
Net Investment Income                        $  4,785   $  .44  $  4,320   $  .39   $  5,181    $ .48    $ 5,205    $.48
Net Realized Gain (Loss) and Change in
   Unrealized Appreciation (Depreciation)      22,699     2.08    32,699     2.99     31,715      2.9     18,924     .82
=========================================================================================================================

NOTES TO FINANCIAL STATEMENTS

Gemini II is registered under the Investment Company Act of 1940 as a diversified closed-end investment company. Certain of the Fund's investments are in corporate debt instruments; the issuers' abilities to meet these obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for investment companies. The Fund consistently follows such policies in preparing its financial statements.

    1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities not listed on an exchange are valued at the latest quoted bid prices. Bonds, and temporary cash investments acquired more than 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and credit ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

    2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements. Realized net long-term gains, if any, on security transactions are retained and applicable taxes thereon are accrued at the end of the Fund's fiscal year (see Note B).

    3. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

    4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

    5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Income Shareholders are entitled to receive as distributions the higher of $.80 per share (annually) or all of the net investment income available for distribution. Income distributions to Capital Shareholders are prohibited as long as any Income Shares remain outstanding. Capital Shareholders are entitled to receive annual distributions of any net realized short-term gains on sales of investment securities.

C. Under a contract that expires January 31, 1998, the Fund pays Wellington Management Company, LLP an investment advisory fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the S&P 500 Index. For the year ended December 31, 1996, the advisory fee represented an effective annual basic rate of 0.33% of the Fund's average net assets before a decrease of $185,000 (0.05%) based on performance.

D. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At December 31, 1996, the Fund had contributed capital of $38,000 to Vanguard (included in Other Assets), representing 0.2% of Vanguard's capitalization. The Fund's directors and officers are also directors and officers of Vanguard.

E. During the year ended December 31, 1996, the Fund purchased $66,267,000 of investment securities and sold $118,618,000 of investment securities, other than U.S. government securities and temporary cash investments. There were no purchases or sales of U.S. government securities.

F. At December 31, 1996, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $52,533,000, consisting of unrealized gains of $61,265,000 on securities that had risen in value since their purchase and $8,732,000 in unrealized losses on securities that had fallen in value since their purchase.

G. The market value of securities on loan to broker/dealers at December 31, 1996, was $7,145,000, for which the Fund held cash collateral of $7,331,000.

H. On January 31, 1997, the Income Shares were redeemed at $9.30 per share plus accumulated net income of $.115 per share. On January 21, 1997, the Capital shareholders voted to approve modifications of the Fund's investment objectives as a result of the redemption of the Income Shares. A shareholder vote on a proposal to approve the Fund's conversion into an open-end investment company has been scheduled for February 19, 1997. Thereafter, the Board of Directors expects to seek shareholder approval to merge the Fund into Vanguard/Windsor Fund.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Directors of
Gemini II

In our opinion, the accompanying statements of net assets and of shareholders' equity and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gemini II (the "Fund") at December 31, 1996, and the results of its operations, the changes in its shareholders' equity and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

     As more fully described in Note H, the Income Shares were redeemed on January 31, 1997, and the form under which the Fund will continue is being considered.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103



January 31, 1997

SPECIAL 1996 TAX INFORMATION (UNAUDITED)
GEMINI II

CAPITAL SHAREHOLDERS

Gemini II Capital Shares receive all capital appreciation (or depreciation) from the Fund's investments, including any net capital gains that are realized from the sale of portfolio securities. The net realized long-term capital gains are retained in the value of the Capital Shares rather than being distributed to shareholders. According to provisions of the Internal Revenue Code, the Fund pays federal income tax on these net realized long-term capital gains at the corporate capital gains tax rate, and the amount of this tax is deducted from the net asset value of the Capital Shares at year-end.

    As a result of this procedure, there are three important tax steps which you, as a Capital Shareholder, should take:

    1. You should report on your 1996 personal income tax return the net long-term capital gains realized by your Fund during the year.

    2. You should take credit for the federal taxes paid by the Fund on these realized gains. Since the effective personal capital gains tax rate cannot exceed 28%, no inequity is created since you receive full credit for the tax paid by the Fund.

    3. You should increase the tax cost basis of your Capital Shares by the amount of the after-tax gains. This is the difference between the amount of net capital gains realized and the tax paid on these gains by the Fund (see the table below).

    Federal Tax Form 2439, which you should receive by March 1, 1997, provides for your account the specific amounts of realized capital gains and corresponding taxes paid as discussed in 1 and 2 above. Enclosed with this form are specific instructions on how to record this information for tax purposes, but please feel free to contact us if you have any questions regarding taxes and your Gemini II Capital Shares. IF YOUR SHARES ARE HELD FOR YOU IN A NOMINEE REGISTRATION AND YOU HAVE NOT AS YET RECEIVED TAX FORM 2439, YOU SHOULD CONTACT YOUR BANK OR BROKER TO OBTAIN THE FORM. A copy must be filed with your federal income tax return.The table below shows: the amount of net realized capital gains per Capital Share; the federal taxes paid on your behalf; the Fund's capital gains tax rate; and the amount by which your cost per share should be increased for fiscal years 1985 through 1996.

INCOME SHAREHOLDERS

Additional Tax Information--For your state income tax return, 0.29% of your 1996 income was derived from direct U.S. government obligations.

    Corporate shareholders should note that 75.2% of the 1996 income qualifies for the intercorporate dividends-received deduction.


----------------------------------------------------------------------------------------------------------------------
                                               REALIZED LONG-TERM CAPITAL GAINS PER CAPITAL SHARE
----------------------------------------------------------------------------------------------------------------------
                          1985   1986    1987     1988    1989   1990    1991   1992   1993    1994     1995    1996
----------------------------------------------------------------------------------------------------------------------
Realized long-term
    capital gains         $.21   $2.66   $3.14    $.86    $.97   $.27   $1.56  $1.08  $2.69   $1.73    $3.90   $3.04
Federal capital gains
    taxes paid             .06     .74    1.07     .29     .33    .09     .53    .37    .94     .61     1.37    1.06
(Tax rate in effect)      (28%)   (28%)   (34%)   (34%)   (34%)  (34%)   (34%)  (34%)  (35%)   (35%)    (35%)   (35%)
Net amount by which
    your cost should be
    increased              .15    1.92    2.07     .57     .64    .18    1.03    .71   1.75    1.12     2.53    1.98
----------------------------------------------------------------------------------------------------------------------

All comparative mutual fund data are from Lipper Analytical Services, Inc. or Morningstar unless otherwise noted.

DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director
             of The Vanguard Group, Inc. and of
             each of the investment companies in
             The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer,
             and Director of The Vanguard Group,
             Inc. and of each of the investment
             companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and
             Director of Rhone-Poulenc Rorer
             Inc.; Director of Sun Company, Inc.
             and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great
             Atlantic and Pacific Tea Co., Alco
             Standard Corp., Raytheon Co.,
             Knight-Ridder, Inc., and Massachusetts
             Mutual Life Insurance Co.

BRUCE K. MACLAURY, President Emeritus of The
             Brookings Institution; Director of
             American Express Bank Ltd., The St.
             Paul Companies, Inc., and National
             Steel Corp.

BURTON G. MALKIEL, Chemical Bank Chairman's
             Professor of Economics, Princeton
             University; Director of Prudential
             Insurance Co. of America, Amdahl
             Corp., Baker Fentress & Co., The
             Jeffrey Co., and Southern
             New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and
             Chief Executive Officer of NACCO
             Industries, Inc.; Director of NACCO
             Industries, The BFGoodrich Co., and
             The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive
             Officer of The Nature Conservancy;
             formerly, Director and Senior Partner of McKinsey & Co. and President of New
             York University; Director of Pacific Gas and Electric Co., Procter & Gamble
             Co., and NACCO Industries.

J. LAWRENCE WILSON, Chairman and Chief Executive
             Officer of Rohm & Haas Co.;
             Director of Cummins Engine Co.;
             Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice
             President and Secretary of The
             Vanguard Group, Inc.; Secretary of
             each of the investment companies in
             The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The
             Vanguard Group, Inc.; Treasurer of
             each of the investment companies in
             The Vanguard Group.

KAREN E. WEST, Controller; Principal of The
             Vanguard Group, Inc.; Controller of
             each of the investment companies in
             The Vanguard Group.


OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President,
             Information Technology.

JAMES H. GATELY, Senior Vice President,
             Individual Investor Group.

IAN A. MACKINNON, Senior Vice President,
             Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President,
             Institutional.

RALPH K. PACKARD, Senior Vice President and
             Chief Financial Officer.

[THE VANGUARD GROUP LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

VGOnline@aol.com  http://www.vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from The Vanguard Group.

(C) 1996 Vanguard Marketing Corporation, Distributor

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
  Vanguard/Windsor Fund
  Vanguard/Windsor II
  Vanguard Equity Income Fund
  Vanguard Quantitative Portfolios
  Vanguard Selected Value Portfolio
  Vanguard/Trustees Equity--U.S. Portfolio
  Vanguard Convertible Securities Fund

BALANCED FUNDS
  Vanguard/Wellington Fund
  Vanguard/Wellesley Income Fund
  Vanguard STAR Portfolio
  Vanguard Asset Allocation Fund
  Vanguard LifeStrategy Portfolios

GROWTH FUNDS
  Vanguard/Morgan Growth Fund
  Vanguard/PRIMECAP Fund
  Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
  Vanguard Explorer Fund
  Vanguard Specialized Portfolios
  Vanguard Horizon Fund

INTERNATIONAL FUNDS
  Vanguard International Growth Portfolio
  Vanguard/Trustees' Equity--International
    Portfolio

INDEX FUNDS
  Vanguard Index Trust
  Vanguard Tax-Managed Fund
  Vanguard Balanced Index Fund
  Vanguard Bond Index Fund
  Vanguard International Equity Index Fund
  Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS
  Vanguard Money Market Reserves
  Vanguard Treasury Money Market Portfolio
  Vanguard Admiral Funds

INCOME FUNDS
  Vanguard Fixed Income Securities Fund
  Vanguard Admiral Funds
  Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
     (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, FL, NJ, NY, OH, PA)

Q340 12/96